UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 12, 2004
                                                --------------------------------

   GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2004, relating to the GSAMP Trust 2004-AR1,
              Mortgage Pass-Through Certificates, Series 2004-AR1)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   333-100818-42                 13-6357101
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)

85 Broad Street, New York, New York                                10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2004-AR1, Mortgage Pass-Through Certificates, Series 2004-AR1. On July 12, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, Ameriquest Mortgage Company, as responsible party, and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2004-AR1, Mortgage Pass-Through Certificates, Series 2004-AR1 (the "Certificates"), issued in nineteen classes. The Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of June 1, 2004 of $1,197,161,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of July 8, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement dated as of June 1, 2004 by and among the GS Mortgage Securities Corp., as depositor, Countrywide Home Loans Servicing LP, as servicer, Ameriquest Mortgage Company, as responsible party, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 27, 2004                       GS MORTGAGE SECURITIES CORP.




                                          By:   /s/ Howard Altarescu
                                             -----------------------------------
                                              Name: Howard Altarescu
                                              Title:   Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.                     Description
-----------                     -----------

4 Pooling and Servicing Agreement dated as of June 1, 2004, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, Ameriquest
                                Mortgage Company, as responsible
                                party, and Deutsche Bank
                                National Trust Company, as
                                trustee.